Exhibit 10.1

AMENDMENT NO. 5, dated as of May 26, 2015 (this “Amendment”), to the Credit Agreement dated as of October 19, 2007, as amended and restated as of March 14, 2011, as further amended as of September 25, 2012, as further amended as of April 3, 2013 and as further amended as of March 11, 2015, among Joseph T. Ryerson & Son, Inc., a Delaware corporation, successor in interest to Ryerson Inc. (“Ryerson & Son”), Sunbelt-Turret Steel, Inc., a Pennsylvania corporation (“Sunbelt-Turret”), Turret Steel Industries, Inc., a Pennsylvania corporation (“Turret Steel”), Imperial Trucking Company, LLC, a Pennsylvania limited liability company (“Imperial Trucking”), Wilcox-Turret Cold Drawn, Inc., a Wisconsin corporation (“Wilcox-Turret”), Fay Industries, Inc., an Ohio corporation (“Fay Industries”) and Ryerson Canada, Inc., a Canadian corporation (“Ryerson Canada” and, together with Ryerson & Son, the “Borrowers”), the lending institutions parties hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A. (acting through its Canada branch), as Canadian agent, Bank of America, N.A., Wells Fargo Capital Finance, LLC and General Electric Capital Corporation as collateral agents, General Electric Capital Corporation, JPMorgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as co-syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, General Electric Capital Corporation and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, and BMO Harris Bank, N.A., Deutsche Bank Securities Inc. and U.S. Bank National Association, as documentation agents (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 13.9.1 of the Credit Agreement provides that the Obligors and the Administrative Agent (with the consent of, and at the direction of, the Required Lenders (or in certain cases, the consent and direction of all Lenders)) may amend the Credit Agreement and the other Credit Documents;

WHEREAS, effective as of the Amendment No. 5 Effective Date (as defined below) each Lender party hereto, consisting of the Required Lenders, consenting to the Amendment has agreed to the amendment of the Credit Agreement as set forth in Section 1 below;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement.

The Credit Agreement is, effective as of the Amendment No. 5 Effective Date (as defined below), hereby amended by:

(a) modifying the definition of “Cash Dominion Event” in Section 1.1 of the Credit Agreement by replacing the reference to “$150,000,000” with “$100,000,000”;

(b) modifying the definition of “End Date” in the Section 1.1 of the Credit Agreement by replacing the reference to “$150,000,000” with “$100,000,000”; and

(c) amending and restating Section 10.3.1(ii) of the Credit Agreement in its entirety with the following:

“(ii) Trigger Events. A Trigger Event shall occur if the following event occurs (a “Trigger Event”): Availability on any Business Day is less than the greater of (a) 10% of the Total Borrowing Base and (b) $75,000,000 (clauses (a) and (b), the “Floor Test”).”.

Section 2. Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 5 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification therein) in all respects on and as of the date hereof).

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 5 Effective Date”) on which each of the following conditions shall have been satisfied: (i) the Administrative Agent shall have received executed signature pages from each Obligor and the Lenders constituting the Required Lenders and (ii) the Administrative Agent shall have received payment of all reasonable expenses incurred relating to this Amendment (including without limitation the fees and expenses of Cahill Gordon & Reindel LLP).

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law. THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other

Agent or the Borrowers, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 5 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Obligors hereby consents to this Amendment and confirms that all obligations of such Obligor under the Credit Documents to which such Obligor is a party shall continue to apply to the Credit Agreement, as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JOSEPH T. RYERSON & SON, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

TURRET STEEL INDUSTRIES, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

SUNBELT-TURRET STEEL, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

IMPERIAL TRUCKING COMPANY, LLC

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

WILCOX-TURRET COLD DRAWN, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

FAY INDUSTRIES, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

[Signature Page to Amendment No. 5]

RYERSON CANADA, INC.

By:	/s/ Robert DeLaney
Name: Robert DeLaney
Title: Treasurer

[Signature Page to Amendment No. 5]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature Page to Amendment No. 5]

Bank of America, N.A., as a Lender

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to Amendment No. 5]

Bank of Montreal, as a Lender

By:	/s/ Jason Hoefler
Name: Jason Hoefler
Title: Director

By:	/s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Director

[Signature Page to Amendment No. 5]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

[Signature Page to Amendment No. 5]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Lindsay R. Griffard
Name: Lindsay R. Griffard
Title: Authorized Officer

[Signature Page to Amendment No. 5]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy Canon
Name: Timothy Canon
Title: Vice President

[Signature Page to Amendment No. 5]

MUFG Union Bank, National Association, as a Lender

By:	/s/ Steven A. Narsutis
Name: Steven A. Narsutis
Title: Vice President

[If a second signature is necessary:]

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 5]

Union Bank, Canada Branch, as a Lender

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

[Signature Page to Amendment No. 5]

Wells Fargo Capital Finance, LLC, as a Lender

By:	/s/ Nathan Mcintosh
Name: Nathan Mcintosh
Title: Duly Authorized Signer

[Signature Page to Amendment No. 5]